Exhibit 99.1

Corporate Communications
mediarelations@aa.com

FOR RELEASE: Wednesday, March 31, 2021

AMERICAN AIRLINES REPAYS REVOLVING CREDIT FACILITIES, REDUCES OUTSTANDING DEBT BY $2.8 BILLION

FORT WORTH, Texas — American Airlines Group Inc. (NASDAQ: AAL) (the “Company”) and its subsidiary, American Airlines, Inc. (“American”), today announced that they have repaid in full $2.8 billion of revolving loans, in the aggregate, under three separate revolving credit facilities in a liquidity-neutral transaction. American borrowed the $2.8 billion in April 2020 in response to the coronavirus (COVID-19) pandemic and its impact on the demand for air travel.
The revolving credit facilities are supported by 18 lending institutions. American is able to draw upon the revolving commitments again or leave them undrawn as needed upon the terms of the underlying credit agreements until such commitments expire, substantially all of which is currently scheduled to occur in October 2024. By repaying the revolving credit facilities, American’s total outstanding debt is reduced by $2.8 billion, but its total available liquidity — both cash and readily available access to cash — is unchanged.
“Since the beginning of the pandemic, American has had incredible support from the public markets and all of our banking partners,” said American’s Chief Financial Officer Derek Kerr. “Our industry still has a long way to go until we are well, but we have now raised enough additional liquidity that we are comfortable repaying this debt. We are grateful to our banking partners for their ongoing support and we remain committed to rewarding their confidence in American with solid returns on their investments.”
About American Airlines Group
American’s purpose is to care for people on life’s journey. Shares of American Airlines Group Inc. trade on Nasdaq under the ticker symbol AAL and the company’s stock is included in the S&P 500. Learn more about what’s happening at American by visiting news.aa.com and connect with American on Twitter @AmericanAir and at Facebook.com/AmericanAirlines.
Cautionary Statement Regarding Forward-Looking Statements
Certain of the statements contained or referred to herein, should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, the continuing availability of borrowings under revolving lines of credit, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth herein as well as in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (especially in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. In particular, the consequences of the coronavirus outbreak to economic conditions and the travel industry in general and the financial position and operating results of the Company in particular have been material, are changing rapidly, and cannot be predicted. Additionally, there may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.
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